Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of China Acquisition Group, Inc. for the quarter ended July 31, 2009, I, Yik Li Yee, President, Chief Executive Officer and Chief Financial Officer of China Acquisition Group, Inc.  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended July 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended July 31, 2009, fairly presents, in all material respects, the financial condition and results of operations of China Acquisition Group, Inc.

EQUITY VENTURES GROUP, INC.

By:	/s/ Yik Li Yee
Yik Li Yee President

Dated: September 14, 2009